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                                                                   Exhibit 10.2A
                                     Form of Option Award Agreement for Officers

                        NON-QUALIFIED STOCK OPTION AWARD
                      PURSUANT TO THE VERILINK CORPORATION
                            2002 STOCK INCENTIVE PLAN

      THIS AWARD is made as of the Grant Date by VERILINK CORPORATION (the "Company") to ____________________________________ (the "Optionee").

      Upon and subject to the Terms and Conditions attached hereto and incorporated herein by reference, the Company hereby awards as of the Grant Date to Optionee an option (the "Option"), as described below, to purchase the Option Shares.

      A.    Grant Date: _______________________.

      B. Type of Option: Non-Qualified Stock Option issued under the Verilink Corporation 2002 Stock Incentive Plan (the "Plan").

      C.    Plan under which granted: Verilink Corporation 2002 Stock Incentive
            Plan.

      D. Option Shares: All or any part of __________ shares of the Company's common stock, $.01 par value per share (the "Stock"), subject to adjustment as provided in the attached Terms and Conditions.

      E. Exercise Price: $_______ per share, subject to adjustment as provided in the attached Terms and Conditions.

      F. Option Period: The Option may be exercised only during the Option Period which commences on the Grant Date and ends on the earlier of
            (a) the tenth (10th) anniversary of the Grant Date; (b) the later of the date (i) three (3) months following the date the Optionee ceases to be an employee of the Company or any Subsidiary for any reason other than due to death, Disability or a Change in Control; or (ii) twelve (12) months following the date the Optionee ceases to be an employee of the Company or any Subsidiary due to death, Disability or a Change in Control; provided that the Option may be exercised as to no more than the vested Option Shares, determined pursuant to the Vesting Schedule. Note that other limitations to exercising the Option, as described in the attached Terms and Conditions, may apply.

      G. Vesting Schedule (Schedule 1): The Option Shares shall become vested in accordance with the attached Vesting Schedule. All or a portion of the Option Shares may become vested on an earlier date as provided in the attached Terms and Conditions.

      IN WITNESS WHEREOF, the Company has executed and sealed this Award as of the Grant Date set forth above.

                                                    VERILINK CORPORATION

                                                    By: ________________________

                                                    Title: _____________________

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                              TERMS AND CONDITIONS
                                     TO THE
                        NON-QUALIFIED STOCK OPTION AWARD
                      PURSUANT TO THE VERILINK CORPORATION
                            2002 STOCK INCENTIVE PLAN

      1. Exercise of Option. Subject to the provisions of the Plan and the Award which is made pursuant to the Verilink Corporation 2002 Stock Incentive Plan and subject also to these Terms and Conditions, which are incorporated in and made a part of the attached Award:

            (a) the Option may be exercised with respect to all or any portion of the Vested Option Shares at any time during the Option Period by the delivery to the Company, at its principal place of business, of a written notice of exercise in substantially the form attached hereto as Exhibit 1;

            (b) payment to the Company of the Exercise Price multiplied by the number of Vested Option Shares being purchased (the "Purchase Price") as provided in Section 2; and

            (c) payment of any tax withholding liability pursuant to Section 4 below.

Upon acceptance of such notice and receipt of payment in full of the Purchase Price and any tax withholding liability, the Company shall cause to be issued a certificate representing the Vested Option Shares purchased.

      2. Purchase Price. Payment of the Purchase Price for all Vested Option Shares purchased pursuant to the exercise of an Option shall be made

            (a) in cash or certified check;

            (b) by delivery to the Company of a number of shares of Stock which have been owned by the Optionee for at least six (6) months prior to the date of the Option's exercise having a fair market value, as determined under the Plan, on the date of exercise either equal to the Purchase Price or in combination with cash or a certified check to equal the Purchase Price;

            (c) by receipt of the Purchase Price in cash from a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System following delivery by the Optionee to the Committee of instructions in a form acceptable to the Committee regarding delivery to such broker, dealer or other creditor of that number of Option Shares with respect to which the Option is exercised; provided, however, that any such cashless exercise must be effected in a manner consistent with the restrictions of Section 13(k) of the Securities Exchange Act of 1934 (Section 402 of the Sarbanes-Oxley Act of 2002); or

            (d) or any combination of the foregoing.

      3. Vested Option Shares. The Option Shares shall become vested in the manner provided in the Vesting Schedule attached hereto. In the event of a Change in Control, including a

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Change in Control approved by the Board of Directors, the Option Shares shall become fully vested on a date determined by the Committee, which date shall be no later than immediately prior to the effective date of the Change in Control.

      4. Withholding. The Optionee must satisfy any federal, state and local, if any, withholding taxes imposed by reason of the exercise of the Option either by paying to the Company the full amount of the withholding obligation (i) in cash,
(ii) by electing, irrevocably and in writing in substantially the form attached hereto as Exhibit 2 (a "Withholding Election"), to have the actual number of shares of Stock issuable upon exercise reduced by the smallest number of whole shares of Stock which, when multiplied by the Fair Market Value of the Stock as of the date the Option is exercised, is sufficient to satisfy the amount of the withholding tax; or (iii) by any combination of the above. The Optionee may make a Withholding Election only if the following conditions are met:

            (a) the Withholding Election is made on or prior to the date on which the amount of tax required to be withheld is determined (the "Tax Date") by executing and delivering to the Company a properly completed Withholding Election; and

            (b) any Withholding Election made will be irrevocable; however, the Committee may, in its sole discretion, disapprove and give no effect to any Withholding Election.

      5. Rights as Shareholder. Until the stock certificates reflecting the Option Shares accruing to the Optionee upon exercise of the Option are issued to the Optionee, the Optionee shall have no rights as a shareholder with respect to such Option Shares. The Company shall make no adjustment for any dividends or distributions or other rights on or with respect to Option Shares for which the record date is prior to the issuance of that stock certificate, except as the Plan or the attached Award otherwise provides.

      6. Restriction on Transfer of Option and of Option Shares. Except as otherwise expressly permitted by the Committee in writing, the Option evidenced hereby is nontransferable other than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Optionee only by the Optionee (or in the event of his/her disability, by his/her personal representative) and after his/her death, only by his/her legatee or the executor of his/her estate.

      7. Changes in Capitalization.

            (a) Except as provided in Subsection (b) below, if the number of shares of Stock shall be increased or decreased by reason of a subdivision or combination of shares of Stock, the payment of an ordinary stock dividend in shares of Stock or any other increase or decrease in the number of shares of Stock outstanding effected without receipt of consideration by the Company, an appropriate adjustment shall be made by the Committee, in a manner determined in its sole discretion, in the number and kind of Option Shares and in the Exercise Price.

            (b) In the event of a merger, consolidation, reorganization, extraordinary dividend or other change in the corporate structure of the Company, including a Change in Control, or tender offer for shares of Stock, the Company shall provide for an appropriate adjustment to the Option or provide for the substitution of a new option which adjustment or substitution shall be consistent with the event requiring the adjustment or substitution; provided, however, in the event the Company will not be the surviving entity as a result of

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      the event and the surviving entity does not agree to the adjustment or substitution, the Committee may elect to terminate the Option Period as of the date of the Change in Control in consideration of the payment to the Optionee of the sum of the difference between the then Fair Market Value of the Stock and the Exercise Price for each Option Share as to which the Option has not been exercised as of the date of the Change in Control.

            (c) The existence of the Plan and the Option granted pursuant to this Agreement shall not affect in any way the right or power of the Company to make or authorize any adjustment, reclassification, reorganization or other change in its capital or business structure, any merger or consolidation of the Company, any issue of debt or equity securities having preferences or priorities as to the Stock or the rights thereof, the dissolution or liquidation of the Company, any sale or transfer of all or any part of its business or assets, or any other corporate act or proceeding. Any adjustment pursuant to this Section may provide, in the Committee's discretion, for the elimination without payment therefor of any fractional shares that might otherwise become subject to any Option.

      8. Special Limitation on Exercise. No purported exercise of the Option shall be effective without the approval of the Committee, which may be withheld to the extent that the exercise, either individually or in the aggregate together with the exercise of other previously exercised stock options and/or offers and sales pursuant to any prior or contemplated offering of securities, would, in the sole and absolute judgment of the Committee, require the filing of a registration statement with the United States Securities and Exchange Commission or with the securities commission of any state. If a registration statement is not in effect under the Securities Act of 1933, or any applicable state securities law with respect to shares of Stock purchasable or otherwise deliverable under the Option, the Optionee (a) shall deliver to the Company, prior to the exercise of the Option or as a condition to the delivery of Stock pursuant to the exercise of an Option exercise, such information, representations and warranties as the Company may reasonably request in order for the Company to be able to satisfy itself that the Option Shares are being acquired in accordance with the terms of an applicable exemption from the securities registration requirements of applicable federal and state securities laws and (b) shall agree that the shares of Stock so acquired will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities law.

      9. Legend on Stock Certificates. Certificates evidencing the Option Shares, to the extent appropriate at the time, shall have noted conspicuously on the certificates a legend intended to give all persons full notice of the existence of the conditions, restrictions, rights and obligations set forth herein and in the Plan.

      10. Governing Laws. This Award and the Terms and Conditions shall be construed, administered and enforced according to the laws of the State of Delaware; provided, however, the Option may not be exercised except in compliance with exemptions available under applicable state securities laws of the state in which the Optionee resides and/or any other applicable securities laws.

      11. Successors. This Award and the Terms and Conditions shall be binding upon and inure to the benefit of the heirs, legal representatives, successors and permitted assigns of the Optionee and the Company.

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      12. Notice. Except as otherwise specified herein, all notices and other communications under this Award shall be in writing and shall be deemed to have been given if personally delivered or if sent by registered or certified United States mail, return receipt requested, postage prepaid, addressed to the proposed recipient at the last known address of the recipient. Any party may designate any other address to which notices shall be sent by giving notice of the address to the other parties in the same manner as provided herein.

      13. Severability. In the event that any one or more of the provisions or portion thereof contained in the Award and these Terms and Conditions shall for any reason be held to be invalid, illegal or unenforceable in any respect, the same shall not invalidate or otherwise affect any other provisions of the Award and these Terms and Conditions, and the Award and these Terms and Conditions shall be construed as if the invalid, illegal or unenforceable provision or portion thereof had never been contained herein.

      14. Entire Agreement. Subject to the terms and conditions of the Plan, the Award and the Terms and Conditions express the entire understanding of the parties with respect to the Option.

      15. Violation. Any transfer, pledge, sale, assignment, or hypothecation of the Option or any portion thereof shall be a violation of the terms of the Award or these Terms and Conditions and shall be void and without effect.

      16. Headings and Capitalized Terms. Section headings used herein are for convenience of reference only and shall not be considered in construing the Award or these Terms and Conditions. Capitalized terms used, but not defined, in either the Award or the Terms and Conditions shall be given the meaning ascribed to them in the Plan.

      17. Specific Performance. In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of the Award and these Terms and Conditions, the party or parties who are thereby aggrieved shall have the right to specific performance and injunction in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.

      18. No Right to Continued Employment. Neither the establishment of the Plan nor the award of Option Shares hereunder shall be construed as giving the Optionee the right to continued service as an employee of the Company.

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                                                              [NAME OF OPTIONEE]

                                   SCHEDULE 1

                              VERILINK CORPORATION
                        NON-QUALIFIED STOCK OPTION AWARD

                                Vesting Schedule

      "Vested Option Shares" means only that percentage of the number of shares of Stock subject to the Option as to which the Option becomes exercisable after the Vesting Commencement Date following completion of a continuous period of service indicated in the schedule below.

      The Option will vest as to twenty-five percent (25%) of the Option Shares on the first anniversary of the Vesting Commencement Date and then an additional 1/48th of the Option Shares shall become Vested Option Shares per month thereafter until the fourth anniversary of the Vesting Commencement Date at which point all Option Shares will be Vested Option Shares; provided, however, that the vesting of Option Shares shall continue only if the Optionee remains at all times in the continuous service of the Company or any Subsidiary from and after the Vesting Commencement Date.

For purposes of this Vesting Schedule, the Vesting Commencement Date is
_______________.

      1.    Construction.

      The right of Optionee to vest in Option Shares shall cease upon the termination of his or her service as an employee of the Company or a Subsidiary, whether by reason of death, Disability or otherwise and, thereafter, no further shares shall become Vested Option Shares; and the Option shall be exercisable, only as to Vested Option Shares determined as of the date of the termination of service, during the remaining Option Period, as specified in the Award.

                               Schedule 1 - Page 1

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                                    EXHIBIT 1

                              NOTICE OF EXERCISE OF
                            STOCK OPTION TO PURCHASE
                                 COMMON STOCK OF
                              VERILINK CORPORATION

                                                   Name ________________________
                                                   Address _____________________
                                                   _____________________________
                                                   Date ________________________

Verilink Corporation
127 Jetplex Circle
Madison, Alabama  35758-8989

Attn: Corporate Secretary

Re:      Exercise of Non-Qualified Stock Option

Gentlemen:

      Subject to acceptance hereof by Verilink Corporation (the "Company") pursuant to the provisions of the Verilink Corporation 2002 Stock Incentive Plan (the "Plan") I hereby give notice of my election to exercise options granted to me to purchase ______________ shares of common stock $.01 par value ("Common Stock"), of the Company under the Non-Qualified Stock Option Award (the "Award") dated as of ____________. The purchase shall take place as of __________, 200__ (the "Exercise Date").

      On or before the Exercise Date, I will pay the applicable purchase price as follows:

            [ ] by delivery of cash or a certified check for $___________ for the full purchase price payable to the order of Verilink Corporation.

            [ ] by delivery of cash or a certified check for $___________ representing a portion of the purchase price with the balance to consist of shares of Common Stock that I have owned for at least six months and that are represented by a stock certificate I will surrender to the Company with my endorsement. If the number of shares of Common Stock represented by such stock certificate exceeds the number to be applied against the purchase price, I understand that a new stock certificate will be issued to me reflecting the excess number of shares.

            [ ] by delivery of a stock certificate representing shares of Common Stock that I have owned for at least six months which I will surrender to the Company with my endorsement as payment of the purchase price. If the number of shares of Common Stock represented by such certificate exceeds the number to be applied against the purchase price, I understand that a new certificate will be issued to me reflecting the excess number of shares.

                               Exhibit 1 - Page 1

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            [ ] by delivery of the purchase price by _________________________, a broker, dealer or other "creditor" as defined by Regulation T issued by the Board of Governors of the Federal Reserve System. I hereby authorize the Company to issue a stock certificate for the number of shares indicated above in the name of said broker, dealer or other creditor or its nominee pursuant to instructions received by the Company and to deliver said stock certificate directly to that broker, dealer or other creditor (or to such other party specified in the instructions received by the Company from the broker, dealer or other creditor) upon receipt of the purchase price.

      The required federal, state and local income tax withholding obligations, if any, on the exercise of the Award shall also be paid on or before the Exercise Date in the manner provided in the Withholding Election previously tendered or to be tendered to the Company no later than the Exercise Date.

      As soon as the stock certificate is registered in my name, please deliver it to me at the above address.

      If the Common Stock being acquired is not registered for issuance to the Optionee pursuant to an effective registration statement on Form S-8 (or successor form) filed under the Securities Act of 1933, as amended (the "1933 Act"), I understand and agree that I may be required to make such additional representations, warranties, covenants, and agreements with the Company as the Company may reasonably request.

      I understand that the certificates representing the shares being purchased by me in accordance with this notice shall bear a legend referring to the foregoing covenants, representations and warranties and restrictions on transfer, and I agree that a legend to that effect may be placed on any certificate which may be issued to me as a substitute for the certificates being acquired by me in accordance with this notice.

                                                    Very truly yours,

                                                    ____________________________

AGREED TO AND ACCEPTED:

VERILINK CORPORATION

By: ___________________________________

Title: ________________________________

Number of Shares
Exercised: ____________________________

Number of Shares
Remaining: ____________________________                   Date: ________________

                               Exhibit 1 - Page 2

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                                    EXHIBIT 2

                         NOTICE OF WITHHOLDING ELECTION
                 VERILINK CORPORATION 2002 STOCK INCENTIVE PLAN

TO:      Verilink Corporation
         Attn: Corporate Secretary

FROM:    ___________________________________

RE:      Withholding Election

      This election relates to the Option identified in Paragraph 3 below. I hereby certify that:

      (1) My correct name and social security number and my current address are set forth at the end of this document.

      (2)   I am (check one, whichever is applicable).

            [ ] the original recipient of the Option.

            [ ] the legal representative of the estate of the original recipient of the Option.

            [ ] a legatee of the original recipient of the Option.

            [ ] the legal guardian of the original recipient of the Option.

      (3) The Option pursuant to which this election relates was issued under the Verilink Corporation 2002 Stock Incentive Plan in the name of _____________________ for the purchase of a total of __________
            shares of Common Stock. This election relates to _____________ shares of Common Stock issuable upon exercise of the Option (the "Stock"), provided that the numbers set forth above shall be deemed changed as appropriate to reflect the applicable Plan provisions.

      (4) In connection with any exercise of the Option with respect to Stock, I hereby elect:

            [ ] to have certain of the shares otherwise issuable pursuant to the exercise withheld by the Company for the purpose of having the value of the shares applied to pay federal, state, and local, if any, taxes arising from the exercise.

            [ ] to tender shares held by me for a period of at least six (6) months prior to the exercise of the Option for the purpose of having the value of the shares applied to pay such taxes.

            The shares to be withheld or tendered, as the case may be, shall have, as of the Tax Date applicable to the exercise, a fair market value equal to the minimum statutory tax withholding requirement under federal, state and local law in connection with the exercise.

                               Exhibit 2 - Page 1